SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported)

May 5, 2004

Halliburton Company
(Exact name of registrant as specified in its charter)

State or other Jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

Delaware	1-3492	No. 75-2677995

1401 McKinney, Suite 2400
Houston, Texas 77010
(Address of principal executive offices)

Registrant's telephone number,
including area code – 713-759-2600

INFORMATION TO BE INCLUDED IN REPORT

Item 5.       Other Events.

On May 5, 2004 registrant amended its Corporate Governance Guidelines posted on the registrant’s website at www.halliburton.com and attached to its recent proxy statement of March 23, 2004. The text of the revised Corporate Governance Guideline is as follows:
Guidelines on Governance
Revised as of May 5, 2004

Operation of the Board - Meetings
1.   Chairman of the Board and Chief Executive Officer. The Board believes that, under normal circumstances, the Chief Executive Officer of Halliburton should also serve as the Chairman of the Board. The Chairman of the Board and Chief Executive Officer is responsible to the Board for the overall management and functioning of Halliburton.
2.   Lead Director. The Chairman of the Management Oversight Committee, which is composed of all of the outside Directors, will function as the Lead Director when the Committee meets in executive session outside the presence of the Chief Executive Officer and other Company personnel and will serve as the interface between that Committee and the Chief Executive Officer in communicating the matters discussed during the executive sessions. The Lead Director is elected by and from the independent Directors.
3.
   Executive Sessions of Outside Directors.
During each regular Board meeting, the outside Directors meet in scheduled executive sessions. Further, the Management Oversight Committee is composed of all of the outside Directors and meets in executive session during a portion of each of its five regular meetings per year. In addition, any member of the Management Oversight Committee may request the Committee Chairman to call an executive session of the Committee at any time.
Each December, the Management Oversight Committee meets in executive session to evaluate the performance of the Chief Executive Officer. In evaluating the Chief Executive Officer, the Committee takes into consideration the executive's performance in both qualitative and quantitative areas, including:

•   leadership and vision;
•   integrity;
•   keeping the Board informed on matters affecting Halliburton and its operating units;
•   performance of the business (including such measurements as total shareholder return and achievement of financial objectives and goals);
•   development and implementation of initiatives to provide long-term economic benefit to Halliburton;
•   accomplishment of strategic objectives; and
•   development of management.
The evaluation will be communicated to the Chief Executive Officer by the Chairman of the Management Oversight Committee and will be used by the Compensation Committee in the course of its deliberations when considering the Chief Executive Officer's compensation for the ensuing year.

4.   Regular Attendance of Non-Directors at Board Meetings. The Chief Financial Officer and the General Counsel will be present during Board meetings, except where there is a specific reason for one or both of them to be excluded. In addition, the Chairman of the Board may invite one or more members of management to be in regular attendance at Board meetings and may include other officers and employees from time to time as appropriate to the circumstances.
5.
   Frequency of Board Meetings.
The Board has five regularly scheduled meetings per year. Special meetings are called as necessary. It is the responsibility of the Directors to attend the meetings.

6.   Board Access to Executive Management. Directors have open access to Halliburton's management, subject to reasonable time constraints. In addition, members of Halliburton's executive management routinely attend Board and Committee meetings and they and other managers frequently brief the Board and the Committees on particular topics. The Board encourages executive management to bring managers into Board or Committee meetings and other scheduled events who (a) can provide additional insight into matters being considered or (b) represent managers with future potential whom executive management believe should be given exposure to the members of the Board.

7.   Board Access to Independent Advisors. As necessary and appropriate, the Board has the authority to retain, set terms of engagement and dismiss such independent advisors, including legal counsel or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

8.   Long-term Plans. Long-term strategic and business plans will be reviewed annually at one of the Board's regularly scheduled meetings.
9.   Selection of Agenda Items for Board Meetings. The Chairman of the Board and Chief Executive Officer prepares a draft agenda for each Board meeting and the agenda and meeting schedule are submitted to the Lead Director for approval. The other Board members are free to suggest items for inclusion on the agenda and each Director is free to raise at any Board meeting subjects that are not on the agenda for that meeting.
10.   Board/Committee Forward Agenda. A forward agenda of matters requiring recurring and focused attention by the Board and each Committee will be prepared and distributed prior to the beginning of each calendar year in order to ensure that all required actions are taken in a timely manner and are given adequate consideration.
11.   Information Flow; Advance Review of Meeting Materials. In advance of each Board or Committee meeting, a proposed agenda will be distributed to each member. In addition, to the extent feasible or appropriate, information and data important to the members' understanding of the matters to be considered, including background summaries of presentations to be made at the meeting, will be distributed in advance of the meeting. Information distributed to the Directors is approved by the Lead Director. Directors also routinely receive monthly financial statements, earnings reports, press releases, analyst reports and other information designed to keep them informed of the material aspects of Halliburton's business, performance and prospects. It is each Director’s responsibility to review the meeting materials and other information provided by Halliburton.
Board Structure

1.   Two-thirds of the Members of the Board Must Be Independent Directors. The Board believes that as a matter of policy two-thirds of the members of the Board should be independent Directors. A Director will be considered independent if he or she:
  does not have a material relationship with Halliburton or its affiliates;
  has not been employed by Halliburton or an affiliate within the preceding five years;
  has not received and does not have an immediate family member that has received more than $100,000 in direct compensation from Halliburton, other than directors fees, committee fees or pension or deferred compensation for prior service, within the preceding five years;
  has not been employed and does not have an immediate family member that has been employed by Halliburton’s independent auditor or its principal outside law firm within the preceding five years;
  is not an employee of a company or firm that is a significant* advisor or consultant to Halliburton or its affiliates;
  has not been a beneficial owner of more than 10% of a significant* customer or supplier or an employee or executive officer of a customer or supplier and does not have an immediate family member that is an executive officer of such customer or supplier of Halliburton or its affiliates that makes payments to, or receives payments from, Halliburton or its affiliates in the amount which exceeds the greater of $1 million or 2% of such customer’s or supplier’s consolidated gross revenues within the preceding three years;
  does not have a significant* personal or professional services contract(s) with Halliburton or its affiliates;
  is not affiliated as an employee with a tax-exempt entity that receives contributions from Halliburton or its affiliates that are more than one percent or $50,000, whichever is greater, of the operating budget of such tax-exempt entity;
  is not a spouse, parent, sibling, child or immediate family member of a person that has been an officer or former officer of Halliburton or one of its affiliates within the preceding five years; and
  has not been within the preceding five years part of an interlocking directorate in which the Chief Executive Officer or another executive officer of Halliburton serves on the board or compensation committee of another corporation that employs the Director.
(* "Significant" means a business relationship that would require disclosure under SEC rules.)
The definition of independence and compliance with this policy will be reviewed periodically by the Nominating and Corporate Governance Committee. All Directors complete independence questionnaires annually and the Board makes an annual determination of the independence of its members.
The Board believes that employee Directors should number not more than 2. While this number is not an absolute limitation, other than the Chief Executive Officer, who should at all times be a member of the Board, employee Directors should be limited only to those officers whose positions or potential make it appropriate for them to sit on the Board.

2.   Size of the Board. The Board believes that, optimally, the Board should number between 10 and 14 members. The By-laws prescribe that the number of Directors will not be less than 8 nor more than 20.
3.   Service of Former Chief Executive Officers and Other Former Employees on the Board. Employee Directors shall retire from the Board at the time of their retirement as an employee unless continued service as a Director is requested and approved by the Board.
4.   Annual Election of All Directors. As provided in Halliburton's By-laws, all Directors are elected annually. Should a Director’s principal title change during the year, he or she must submit a letter of Board resignation to the Chairman of the Nominating and Corporate Governance Committee who, with the full Committee, shall have the discretion to accept or reject the letter.
5.   Board Membership Criteria. Candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:
•   Personal characteristics:
       highest personal and professional ethics, integrity and values;
       an inquiring and independent mind;
       practical wisdom and mature judgment.
•   Broad training and experience at the policy-making level in business, government, education or technology.
•   Expertise that is useful to Halliburton and complementary to the background and experience of other Board members, so that an optimum balance of members on the Board can be achieved and maintained.
•   Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership.
•   Commitment to serve on the Board over a period of several years to develop knowledge about Halliburton's principal operations.
•   Willingness to represent the best interests of all stockholders and objectively appraise management performance.
•   Involvement only in activities or interests that do not create a conflict with the Director's responsibilities to Halliburton and its stockholders.
The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and update the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account in considering individual candidates.
The Nominating and Corporate Governance Committee will evaluate the qualifications of each Director candidate against these criteria in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director.

6.Process for the Selection of new Directors. The Board is responsible for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates for Board membership made by current Committee and Board members, Halliburton management, and stockholders. On occasion, the Committee may retain an independent executive search firm to identify candidates for consideration. A stockholder who wishes to recommend a prospective candidate should notify Halliburton’s Corporate Secretary, as described in our proxy statement. The Corporate Governance and Nominating Committee also considers whether to nominate persons put forward by stockholders pursuant to Halliburton’s bylaws relating to stockholder nominations.

When the Nominating and Corporate Governance Committee identifies a prospective candidate, the Committee determines whether it will carry out a full evaluation of the candidate. This determination is based on the information provided to the Committee by the person recommending the prospective candidate, and the Committee’s knowledge of the candidate. This information may be supplemented by inquiries to the person who made the recommendation or to others. The preliminary determination is based on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the candidate will meet the Board membership criteria listed in item 5 above. The Committee will determine, after discussion with the Chairman of the Board and other Board members, whether a candidate should continue to be considered as a potential nominee. If a candidate warrants additional consideration, the Committee may request an independent executive search firm to gather additional information about the candidate’s background, experience and reputation, and to report its findings to the Committee. The Committee then evaluates the candidate and determines whether to interview the candidate. Such an interview would be carried out, in person or via telephone conference, by one or more members of the Committee and others as appropriate. Once the evaluation and interview are completed, the Committee recommends to the Board of Directors which candidates should be nominated. The Board makes a determination of nominees after review of the recommendation and the Committee’s report.

7.
   Director Tenure.
The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, will review each Director's continuation on the Board annually in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director. There are no term limits on Directors’ service, other than mandatory retirement.
   8.
   Director Retirement
. It is the policy of the Board that each outside Director shall retire from the Board immediately prior to the annual meeting of stockholders following his or her seventy-second birthday. Employee Directors shall retire at the time of their retirement from employment with Halliburton unless continued service as a Director is approved by the Board.

9.
   Director Compensation Review.
It is appropriate for executive management of Halliburton to report periodically to the Nominating and Corporate Governance Committee on the status of Halliburton's Director compensation practices in relation to other companies of comparable size and Halliburton's competitors.
   10.
   Changes
. Changes in Director compensation, if any, should come upon the recommendation of the Nominating and Corporate Governance Committee, but with full discussion and concurrence by the Board.

11.   General Principles for Determining Form and Amount of Director Compensation. The Nominating and Corporate Governance Committee annually reviews the competitiveness of Halliburton’s Director compensation practices. In doing so, the Committee compares Halliburton’s practices with those of its comparator group, which includes both peer and general industry companies. Specific components reviewed include: cash compensation, equity compensation, benefits and perquisites. Information is gathered directly from published proxy statements of comparator group companies. Additionally, the Committee utilizes external market data gathered from a variety of survey sources to serve as a reference point against a broader group of companies. Determinations as to the form and amount of Director compensation are based on Halliburton’s competitive position resulting from this review.

12.
   Conflicts of Interest.
If an actual or potential conflict of interest develops because of significant dealings or competition between Halliburton and a business with which the Director is affiliated, the Director should report the matter immediately to the Chairman of the Board for evaluation by the Board. A significant conflict must be resolved or the Director should resign.
If a Director has a personal interest in a matter before the Board, the Director shall disclose the interest to the full Board and excuse himself or herself from participation in the discussion and shall not vote on the matter.

13.   Board Attendance at Annual Meeting. It is the policy of the Board that all Directors attend the Annual Meeting of Stockholders and Halliburton’s annual proxy statement shall state the number of Directors who attended the prior year’s Annual Meeting.

Committees of the Board
1.
   Number and Types of Committees.
A substantial portion of the analysis and work of the Board is done by standing Board Committees. A Director is expected to participate actively in the meetings of each Committee to which he or she is appointed.

The Board has established the following standing Committees: Management Oversight; Audit; Compensation; Nominating and Corporate Governance; and Health, Safety and Environment. Each Committee's charter is to be reviewed periodically by the Committee and the Board.
2.
   Composition of Committees.
It is the policy of the Board that only outside Directors serve on Board Committees. Further, only independent Directors serve on the Audit; Compensation; and the Nominating and Corporate Governance Committees.
A Director who is part of an interlocking directorate (i.e., one in which the Chief Executive Officer or another Halliburton executive officer serves on the board of another corporation that employs the Director) may not serve on the Compensation Committee. The composition of the Compensation Committee will be reviewed annually to ensure that each of its members meet the criteria set forth in applicable SEC, NYSE and IRS rules and regulations.
In addition, the composition of the Audit Committee will be reviewed annually to ensure that each of its members meets the criteria set forth in applicable NYSE and SEC rules and regulations.

3.   Assignment and Rotation of Committee Members. The Nominating and Corporate Governance Committee, with direct input from the Chief Executive Officer, recommends annually to the Board the membership of the various Committees and their Chairmen and the Board approves the Committee assignments. In making its recommendations to the Board, the Committee takes into consideration the need for continuity; subject matter expertise; applicable SEC, IRS or NYSE requirements; tenure; and the desires of individual Board members.
4.   Frequency and Length of Committee Meetings. Each Committee shall meet as frequently and for such length of time as may be required to carry out its assigned duties and responsibilities. The schedule for regular meetings of the Board and Committees for each year is submitted and approved by the Board in advance. In addition, the Chairman of a Committee may call a special meeting at any time if deemed advisable.
5.
   Committee Agendas; Reports to the Board.
Appropriate members of management and staff will prepare draft agenda and related background information for each Committee meeting which, to the extent desired by the relevant Committee Chairman, will be reviewed and approved by the Committee Chairman in advance of distribution to the other members of the Committee. A forward agenda of recurring topics to be discussed during the year will be prepared for each Committee and furnished to all Directors. Each Committee member is free to suggest items for inclusion on the agenda and to raise at any Committee meeting subjects that are not on the agenda for that meeting.
Reports on each Committee meeting (other than Management Oversight Committee meetings) are made to the full Board. All Directors are furnished copies of each Committee's minutes.

Other Board Practices
1.   Director Orientation and Continuing Education. An orientation program has been developed for new Directors which includes comprehensive information about Halliburton's business and operations; general information about the Board and its Committees, including a summary of Director compensation and benefits; and a review of Director duties and responsibilities. Halliburton provides continuing education courses several times per year on business unit product and service line operations.
2.   Board Interaction with Institutional Investors and Other Stakeholders. The Board believes that it is executive management's responsibility to speak for Halliburton. Individual Board members may, from time to time, meet or otherwise communicate with outside constituencies that are involved with Halliburton. In those instances, however, it is expected that Directors will do so only with the knowledge of executive management and, absent unusual circumstances, only at the request of executive management.

3.   Shareholder Communications with Directors. To foster better communication with our stockholders, a process exists for stockholders to communicate with the Audit Committee and the Board of Directors. The process has been approved by the Audit Committee, and meets the requirements of the New York Stock Exchange, or NYSE and the Securities and Exchange Commission, or SEC. The methods of communication with the Board include mail, a dedicated telephone number and an e-mail address. Information regarding these methods of communication is on our website, www.halliburton.com, under “Corporate Governance”.

Halliburton’s Director of Business Conduct will review all stockholder communications received in accordance with the existing process. The Chairman of the Audit Committee will be promptly notified of any significant communication involving accounting, internal accounting controls, or auditing matters. The Chairman of the Management Oversight Committee will be promptly notified of any other significant stockholder communications and communications addressed to a named Director will be promptly sent to such Director. A report summarizing all communications will be sent to each Director quarterly and copies of communications will be available for review by any Director.

4.   Periodic Review of These Guidelines. The operation of the Board of Directors is a dynamic and evolving process. Accordingly, these Guidelines will be reviewed periodically by the Nominating and Corporate Governance Committee and any recommended revisions will be submitted to the full Board for consideration.

Approved as revised: Halliburton Company
Board of Directors
May 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 5, 2004	By:

Margaret E. Carriere

Vice President and Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported)

May 5, 2004

Halliburton Company
(Exact name of registrant as specified in its charter)

State or other Jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

Delaware	1-3492	No. 75-2677995

1401 McKinney, Suite 2400
Houston, Texas 77010
(Address of principal executive offices)

Registrant's telephone number,
including area code – 713-759-2600

INFORMATION TO BE INCLUDED IN REPORT

Item 5.       Other Events.

On May 5, 2004 registrant amended its Corporate Governance Guidelines posted on the registrant’s website at www.halliburton.com and attached to its recent proxy statement of March 23, 2004. The text of the revised Corporate Governance Guideline is as follows:
Guidelines on Governance
Revised as of May 5, 2004

Operation of the Board - Meetings
1.   Chairman of the Board and Chief Executive Officer. The Board believes that, under normal circumstances, the Chief Executive Officer of Halliburton should also serve as the Chairman of the Board. The Chairman of the Board and Chief Executive Officer is responsible to the Board for the overall management and functioning of Halliburton.
2.   Lead Director. The Chairman of the Management Oversight Committee, which is composed of all of the outside Directors, will function as the Lead Director when the Committee meets in executive session outside the presence of the Chief Executive Officer and other Company personnel and will serve as the interface between that Committee and the Chief Executive Officer in communicating the matters discussed during the executive sessions. The Lead Director is elected by and from the independent Directors.
3.
   Executive Sessions of Outside Directors.
During each regular Board meeting, the outside Directors meet in scheduled executive sessions. Further, the Management Oversight Committee is composed of all of the outside Directors and meets in executive session during a portion of each of its five regular meetings per year. In addition, any member of the Management Oversight Committee may request the Committee Chairman to call an executive session of the Committee at any time.
Each December, the Management Oversight Committee meets in executive session to evaluate the performance of the Chief Executive Officer. In evaluating the Chief Executive Officer, the Committee takes into consideration the executive's performance in both qualitative and quantitative areas, including:

•   leadership and vision;
•   integrity;
•   keeping the Board informed on matters affecting Halliburton and its operating units;
•   performance of the business (including such measurements as total shareholder return and achievement of financial objectives and goals);
•   development and implementation of initiatives to provide long-term economic benefit to Halliburton;
•   accomplishment of strategic objectives; and
•   development of management.
The evaluation will be communicated to the Chief Executive Officer by the Chairman of the Management Oversight Committee and will be used by the Compensation Committee in the course of its deliberations when considering the Chief Executive Officer's compensation for the ensuing year.

4.   Regular Attendance of Non-Directors at Board Meetings. The Chief Financial Officer and the General Counsel will be present during Board meetings, except where there is a specific reason for one or both of them to be excluded. In addition, the Chairman of the Board may invite one or more members of management to be in regular attendance at Board meetings and may include other officers and employees from time to time as appropriate to the circumstances.
5.
   Frequency of Board Meetings.
The Board has five regularly scheduled meetings per year. Special meetings are called as necessary. It is the responsibility of the Directors to attend the meetings.

6.   Board Access to Executive Management. Directors have open access to Halliburton's management, subject to reasonable time constraints. In addition, members of Halliburton's executive management routinely attend Board and Committee meetings and they and other managers frequently brief the Board and the Committees on particular topics. The Board encourages executive management to bring managers into Board or Committee meetings and other scheduled events who (a) can provide additional insight into matters being considered or (b) represent managers with future potential whom executive management believe should be given exposure to the members of the Board.

7.   Board Access to Independent Advisors. As necessary and appropriate, the Board has the authority to retain, set terms of engagement and dismiss such independent advisors, including legal counsel or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

8.   Long-term Plans. Long-term strategic and business plans will be reviewed annually at one of the Board's regularly scheduled meetings.
9.   Selection of Agenda Items for Board Meetings. The Chairman of the Board and Chief Executive Officer prepares a draft agenda for each Board meeting and the agenda and meeting schedule are submitted to the Lead Director for approval. The other Board members are free to suggest items for inclusion on the agenda and each Director is free to raise at any Board meeting subjects that are not on the agenda for that meeting.
10.   Board/Committee Forward Agenda. A forward agenda of matters requiring recurring and focused attention by the Board and each Committee will be prepared and distributed prior to the beginning of each calendar year in order to ensure that all required actions are taken in a timely manner and are given adequate consideration.
11.   Information Flow; Advance Review of Meeting Materials. In advance of each Board or Committee meeting, a proposed agenda will be distributed to each member. In addition, to the extent feasible or appropriate, information and data important to the members' understanding of the matters to be considered, including background summaries of presentations to be made at the meeting, will be distributed in advance of the meeting. Information distributed to the Directors is approved by the Lead Director. Directors also routinely receive monthly financial statements, earnings reports, press releases, analyst reports and other information designed to keep them informed of the material aspects of Halliburton's business, performance and prospects. It is each Director’s responsibility to review the meeting materials and other information provided by Halliburton.
Board Structure

1.   Two-thirds of the Members of the Board Must Be Independent Directors. The Board believes that as a matter of policy two-thirds of the members of the Board should be independent Directors. A Director will be considered independent if he or she:
  does not have a material relationship with Halliburton or its affiliates;
  has not been employed by Halliburton or an affiliate within the preceding five years;
  has not received and does not have an immediate family member that has received more than $100,000 in direct compensation from Halliburton, other than directors fees, committee fees or pension or deferred compensation for prior service, within the preceding five years;
  has not been employed and does not have an immediate family member that has been employed by Halliburton’s independent auditor or its principal outside law firm within the preceding five years;
  is not an employee of a company or firm that is a significant* advisor or consultant to Halliburton or its affiliates;
  has not been a beneficial owner of more than 10% of a significant* customer or supplier or an employee or executive officer of a customer or supplier and does not have an immediate family member that is an executive officer of such customer or supplier of Halliburton or its affiliates that makes payments to, or receives payments from, Halliburton or its affiliates in the amount which exceeds the greater of $1 million or 2% of such customer’s or supplier’s consolidated gross revenues within the preceding three years;
  does not have a significant* personal or professional services contract(s) with Halliburton or its affiliates;
  is not affiliated as an employee with a tax-exempt entity that receives contributions from Halliburton or its affiliates that are more than one percent or $50,000, whichever is greater, of the operating budget of such tax-exempt entity;
  is not a spouse, parent, sibling, child or immediate family member of a person that has been an officer or former officer of Halliburton or one of its affiliates within the preceding five years; and
  has not been within the preceding five years part of an interlocking directorate in which the Chief Executive Officer or another executive officer of Halliburton serves on the board or compensation committee of another corporation that employs the Director.
(* "Significant" means a business relationship that would require disclosure under SEC rules.)
The definition of independence and compliance with this policy will be reviewed periodically by the Nominating and Corporate Governance Committee. All Directors complete independence questionnaires annually and the Board makes an annual determination of the independence of its members.
The Board believes that employee Directors should number not more than 2. While this number is not an absolute limitation, other than the Chief Executive Officer, who should at all times be a member of the Board, employee Directors should be limited only to those officers whose positions or potential make it appropriate for them to sit on the Board.

2.   Size of the Board. The Board believes that, optimally, the Board should number between 10 and 14 members. The By-laws prescribe that the number of Directors will not be less than 8 nor more than 20.
3.   Service of Former Chief Executive Officers and Other Former Employees on the Board. Employee Directors shall retire from the Board at the time of their retirement as an employee unless continued service as a Director is requested and approved by the Board.
4.   Annual Election of All Directors. As provided in Halliburton's By-laws, all Directors are elected annually. Should a Director’s principal title change during the year, he or she must submit a letter of Board resignation to the Chairman of the Nominating and Corporate Governance Committee who, with the full Committee, shall have the discretion to accept or reject the letter.
5.   Board Membership Criteria. Candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:
•   Personal characteristics:
       highest personal and professional ethics, integrity and values;
       an inquiring and independent mind;
       practical wisdom and mature judgment.
•   Broad training and experience at the policy-making level in business, government, education or technology.
•   Expertise that is useful to Halliburton and complementary to the background and experience of other Board members, so that an optimum balance of members on the Board can be achieved and maintained.
•   Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership.
•   Commitment to serve on the Board over a period of several years to develop knowledge about Halliburton's principal operations.
•   Willingness to represent the best interests of all stockholders and objectively appraise management performance.
•   Involvement only in activities or interests that do not create a conflict with the Director's responsibilities to Halliburton and its stockholders.
The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and update the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account in considering individual candidates.
The Nominating and Corporate Governance Committee will evaluate the qualifications of each Director candidate against these criteria in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director.

6.Process for the Selection of new Directors. The Board is responsible for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates for Board membership made by current Committee and Board members, Halliburton management, and stockholders. On occasion, the Committee may retain an independent executive search firm to identify candidates for consideration. A stockholder who wishes to recommend a prospective candidate should notify Halliburton’s Corporate Secretary, as described in our proxy statement. The Corporate Governance and Nominating Committee also considers whether to nominate persons put forward by stockholders pursuant to Halliburton’s bylaws relating to stockholder nominations.

When the Nominating and Corporate Governance Committee identifies a prospective candidate, the Committee determines whether it will carry out a full evaluation of the candidate. This determination is based on the information provided to the Committee by the person recommending the prospective candidate, and the Committee’s knowledge of the candidate. This information may be supplemented by inquiries to the person who made the recommendation or to others. The preliminary determination is based on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the candidate will meet the Board membership criteria listed in item 5 above. The Committee will determine, after discussion with the Chairman of the Board and other Board members, whether a candidate should continue to be considered as a potential nominee. If a candidate warrants additional consideration, the Committee may request an independent executive search firm to gather additional information about the candidate’s background, experience and reputation, and to report its findings to the Committee. The Committee then evaluates the candidate and determines whether to interview the candidate. Such an interview would be carried out, in person or via telephone conference, by one or more members of the Committee and others as appropriate. Once the evaluation and interview are completed, the Committee recommends to the Board of Directors which candidates should be nominated. The Board makes a determination of nominees after review of the recommendation and the Committee’s report.

7.
   Director Tenure.
The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, will review each Director's continuation on the Board annually in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director. There are no term limits on Directors’ service, other than mandatory retirement.
   8.
   Director Retirement
. It is the policy of the Board that each outside Director shall retire from the Board immediately prior to the annual meeting of stockholders following his or her seventy-second birthday. Employee Directors shall retire at the time of their retirement from employment with Halliburton unless continued service as a Director is approved by the Board.

9.
   Director Compensation Review.
It is appropriate for executive management of Halliburton to report periodically to the Nominating and Corporate Governance Committee on the status of Halliburton's Director compensation practices in relation to other companies of comparable size and Halliburton's competitors.
   10.
   Changes
. Changes in Director compensation, if any, should come upon the recommendation of the Nominating and Corporate Governance Committee, but with full discussion and concurrence by the Board.

11.   General Principles for Determining Form and Amount of Director Compensation. The Nominating and Corporate Governance Committee annually reviews the competitiveness of Halliburton’s Director compensation practices. In doing so, the Committee compares Halliburton’s practices with those of its comparator group, which includes both peer and general industry companies. Specific components reviewed include: cash compensation, equity compensation, benefits and perquisites. Information is gathered directly from published proxy statements of comparator group companies. Additionally, the Committee utilizes external market data gathered from a variety of survey sources to serve as a reference point against a broader group of companies. Determinations as to the form and amount of Director compensation are based on Halliburton’s competitive position resulting from this review.

12.
   Conflicts of Interest.
If an actual or potential conflict of interest develops because of significant dealings or competition between Halliburton and a business with which the Director is affiliated, the Director should report the matter immediately to the Chairman of the Board for evaluation by the Board. A significant conflict must be resolved or the Director should resign.
If a Director has a personal interest in a matter before the Board, the Director shall disclose the interest to the full Board and excuse himself or herself from participation in the discussion and shall not vote on the matter.

13.   Board Attendance at Annual Meeting. It is the policy of the Board that all Directors attend the Annual Meeting of Stockholders and Halliburton’s annual proxy statement shall state the number of Directors who attended the prior year’s Annual Meeting.

Committees of the Board
1.
   Number and Types of Committees.
A substantial portion of the analysis and work of the Board is done by standing Board Committees. A Director is expected to participate actively in the meetings of each Committee to which he or she is appointed.

The Board has established the following standing Committees: Management Oversight; Audit; Compensation; Nominating and Corporate Governance; and Health, Safety and Environment. Each Committee's charter is to be reviewed periodically by the Committee and the Board.
2.
   Composition of Committees.
It is the policy of the Board that only outside Directors serve on Board Committees. Further, only independent Directors serve on the Audit; Compensation; and the Nominating and Corporate Governance Committees.
A Director who is part of an interlocking directorate (i.e., one in which the Chief Executive Officer or another Halliburton executive officer serves on the board of another corporation that employs the Director) may not serve on the Compensation Committee. The composition of the Compensation Committee will be reviewed annually to ensure that each of its members meet the criteria set forth in applicable SEC, NYSE and IRS rules and regulations.
In addition, the composition of the Audit Committee will be reviewed annually to ensure that each of its members meets the criteria set forth in applicable NYSE and SEC rules and regulations.

3.   Assignment and Rotation of Committee Members. The Nominating and Corporate Governance Committee, with direct input from the Chief Executive Officer, recommends annually to the Board the membership of the various Committees and their Chairmen and the Board approves the Committee assignments. In making its recommendations to the Board, the Committee takes into consideration the need for continuity; subject matter expertise; applicable SEC, IRS or NYSE requirements; tenure; and the desires of individual Board members.
4.   Frequency and Length of Committee Meetings. Each Committee shall meet as frequently and for such length of time as may be required to carry out its assigned duties and responsibilities. The schedule for regular meetings of the Board and Committees for each year is submitted and approved by the Board in advance. In addition, the Chairman of a Committee may call a special meeting at any time if deemed advisable.
5.
   Committee Agendas; Reports to the Board.
Appropriate members of management and staff will prepare draft agenda and related background information for each Committee meeting which, to the extent desired by the relevant Committee Chairman, will be reviewed and approved by the Committee Chairman in advance of distribution to the other members of the Committee. A forward agenda of recurring topics to be discussed during the year will be prepared for each Committee and furnished to all Directors. Each Committee member is free to suggest items for inclusion on the agenda and to raise at any Committee meeting subjects that are not on the agenda for that meeting.
Reports on each Committee meeting (other than Management Oversight Committee meetings) are made to the full Board. All Directors are furnished copies of each Committee's minutes.

Other Board Practices
1.   Director Orientation and Continuing Education. An orientation program has been developed for new Directors which includes comprehensive information about Halliburton's business and operations; general information about the Board and its Committees, including a summary of Director compensation and benefits; and a review of Director duties and responsibilities. Halliburton provides continuing education courses several times per year on business unit product and service line operations.
2.   Board Interaction with Institutional Investors and Other Stakeholders. The Board believes that it is executive management's responsibility to speak for Halliburton. Individual Board members may, from time to time, meet or otherwise communicate with outside constituencies that are involved with Halliburton. In those instances, however, it is expected that Directors will do so only with the knowledge of executive management and, absent unusual circumstances, only at the request of executive management.

3.   Shareholder Communications with Directors. To foster better communication with our stockholders, a process exists for stockholders to communicate with the Audit Committee and the Board of Directors. The process has been approved by the Audit Committee, and meets the requirements of the New York Stock Exchange, or NYSE and the Securities and Exchange Commission, or SEC. The methods of communication with the Board include mail, a dedicated telephone number and an e-mail address. Information regarding these methods of communication is on our website, www.halliburton.com, under “Corporate Governance”.

Halliburton’s Director of Business Conduct will review all stockholder communications received in accordance with the existing process. The Chairman of the Audit Committee will be promptly notified of any significant communication involving accounting, internal accounting controls, or auditing matters. The Chairman of the Management Oversight Committee will be promptly notified of any other significant stockholder communications and communications addressed to a named Director will be promptly sent to such Director. A report summarizing all communications will be sent to each Director quarterly and copies of communications will be available for review by any Director.

4.   Periodic Review of These Guidelines. The operation of the Board of Directors is a dynamic and evolving process. Accordingly, these Guidelines will be reviewed periodically by the Nominating and Corporate Governance Committee and any recommended revisions will be submitted to the full Board for consideration.

Approved as revised: Halliburton Company
Board of Directors
May 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 5, 2004	By:	/s/ Margaret E. Carriere

Margaret E. Carriere

Vice President and Secretary